UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): October 15, 2019

NUZEE, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization	000-55157 (Commission File #)	38-3849791 (IRS Employer Identification No.)

1700 Capital Avenue, Suite 100, Plano, Texas 77055 (Address of principal executive offices)

(760) 295-2408 (Registrant's telephone number, including area code)

2865 Scott Street, Suite 107, Vista, California 92081 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
	None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01 Regulation FD Disclosure.

On October 15, 2019, NuZee, Inc. (the “Company”) issued the press release furnished herewith as Exhibit 99.1 announcing an agreement with Royal Cup Coffee & Tea. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

The Company has determined, as of October 15, 2019, its Plano, Texas facility will be considered its principal executive office.

Item 9.01Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated October 15, 2019

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains statements relating to future events or performance that are "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance. NuZee cautions you that such statements are simply predictions and actual events or results may differ materially. These forward-statements involve known and unknown risks, uncertainties and other factors which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We have based these forward-looking statements upon information available to management as of the date of this release and management's expectations and projections about certain future events. It is possible that the assumptions made by management for purposes of such statements may not materialize. Such statements involve risks and uncertainties, including but not limited to those relating to the Company’s ability to secure orders under the new co-packing agreement and increase production, product demand, pricing, market acceptance, the effect of economic conditions, intellectual property rights, the success of competitive products, risks in product development, and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: October 15, 2019By:  /s/ Shanoop Kothari

      Shanoop Kothari, CFO